Exhibit 10.3

AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

This Amendment No. 1 (the “Amendment”) dated April 10, 2012 is entered into by and between Ypsomed Distribution AG, (“Ypsomed”) and Insulet Corporation (“Insulet”) to amend the Distribution Agreement entered into between Insulet and Ypsomed, effective as of January 4, 2010 (the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, Ypsomed and Insulet desire to amend the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment and in the Agreement, Ypsomed and Insulet hereby agree as follows:

1.	Section II of Exhibit II of the Agreement is amended and restated in its entirety as follows:

II.	LIST OF COUNTRIES

The following countries shall be ready for distribution of Products by Distributor on the dates specified below, i.e. Insulet shall have obtained and maintain Product Registration in these countries and shall have the country specific version of Products ready for supply and ready for distribution by Distributor as of the date specified below.

–	Germany: available
–	Netherlands: available
–	France: available
–	Australia: launch date to be agreed upon by the Parties
–	China: launch date to be agreed upon by the Parties
–	UK: available
–	Norway: available
–	Sweden: available
–	Switzerland: available
–	Austria: available
–	Belgium: launch date to be agreed upon by the Parties
–	Czech Republic: launch date to be agreed upon by the Parties
–	Denmark: launch date to be agreed upon by the Parties
–	Hungary: launch date to be agreed upon by the Parties
–	Poland: launch date to be agreed upon by the Parties
–	Russia: launch date to be agreed upon by the Parties
–	Saudi Arabia: launch date to be agreed upon by the Parties
–	Qatar: launch date to be agreed upon by the Parties
–	Oman: launch date to be agreed upon by the Parties
–	Egypt: launch date to be agreed upon by the Parties
–	Croatia: launch date to be agreed upon by the Parties
–	India (UK version): launch date to be agreed upon by the Parties

Notwithstanding anything to the contrary in this Agreement, Distributor agrees to use commercially reasonable efforts to promote, advertise, market, distribute and sell the Products in each country of the Territory after launch date. In the event that Distributor, having used commercially reasonable efforts, does not obtain listing of the Products with reimbursement authorities in a country and is not making further efforts reasonably expected to result in listing of the Products with reimbursement authorities in a country during the Term and does not promote, advertise, market, distribute and sell the Products in such country without reimbursement then Insulet shall have to right to remove such country from the Territory. For clarification, Distributor shall not be obligated to promote, advertise, market, distribute and/or sell the Products in countries in which it has not obtained reimbursement.

Exhibit 10.3

2.	Section 8.3(a) of the Agreement is amended and restated in its entirety as follows:

(a)	Subject to Section 8.3(b), Insulet hereby (i) warrants that the PDM shall be free from material defects in material and workmanship under normal use and maintenance as provided in the applicable instructions and fulfills the Specifications, for a period of [**] months from the date of shipment of the PDM; and (ii) warrants that the POD shall have an expiration date at least [**] months from the date of shipment of the POD. It is understood between the parties that relabeling of PODs may be requested by Distributor due to the short lifetime of the PODs. Insulet hereby undertakes to approve relabeling of PODS requested by Distributor, and to assist and support Distributor as requested by Distributor.

3.	Section 10.1 (a) of the Agreement is amended and restated in its entirety as follows:

(a)	The initial term of this Agreement shall be until June 30, 2016, unless earlier terminated under the provisions of this Agreement (the “Term”). Upon any termination or expiration of this Agreement pursuant to Article 10, except for termination for cause by Insulet pursuant to Section 10.2 or termination by Insulet pursuant to Section 10.4, Distributor (and it’s Sub-Distributors) shall be permitted during the nine months following such expiration or termination to sell Products remaining in Distributor’s (and Sub-Distributors’) inventory as of the effective date of the expiration or termination.

4.	New Section 10.1(c) is added as follows:

(c)	If Distributor purchases more than [******] Pods in 2013, the Term shall automatically be extended for a period of 1 year. If Distributor purchases more than [*******] Pods in 2014, the Term shall automatically be extended for a period of 1 year. If the Agreement is extended pursuant to this Section 10.3(c), the Parties shall negotiate in good faith and agree upon the Calendar Year Minimum(s) for the next Calendar Year prior to beginning of such Calendar Year. For clarification, if Distributor purchases more than [******] Pods in 2013 and Distributor purchases more than [******] Pods in 2014, the Term shall automatically be extended for a period of 2 years.

5.	Section I of Exhibit III of the Agreement is amended and restated in its entirety as follows:

I	CALENDAR YEAR MINIMUMS AND PRICING

Calendar Year	CALENDAR YEAR MINIMUM: PDMs	PDM Transfer Price ($US)	CALENDAR YEAR MINIMUM: PODS	POD Transfer Price ($US)
2010	[****	****	****	****]
2011	[****	****	****	****]
2011			[****	****]
2012	[****	****	****	****]
2012			[****	****]
2013	[****	****	****	****]
2014	[****	****	****	****]
2014			[****	****]
2015	[****		****	****]
2015			[****	****]
2016			[****	****]

For the avoidance of doubt the Calendar Year Minimum for a Calendar Year is the sum of the values expressed in the table above for each Calendar Year. For example, the Calendar Year Minimum of PODS for 2012 is [******], where [******] are purchased by Distributor at a Transfer Price of $[****] and [******] are purchased by Distributor at a Transfer Price of $[****]. Distributor must purchase the Calendar Year Minimum of PODS at the higher Transfer Price before purchasing PODS at the lower Transfer Price regardless of the Calendar Year except in the event of delivery delays not caused by Distributor, in which case the lower Transfer Price shall be applicable.

Exhibit 10.3

For the avoidance of doubt, Section II of Exhibit III of the Agreement remains applicable and prevails this restated Section I of Exhibit III.

PRICING FOR SAMPLES, USER GUIDE AND STARTER KIT

SAMPLE PRICING

Demonstration POD (box of 10 without single packaging)	[	****]
Demonstration POD (single packaging)	[	****]

USER GUIDE

User Guide	[	****]

STARTER KIT BOX WITH ACCESSORIES

Starter Kit Box with Accessories	[	****]

6.	Section III of Exhibit III of the Agreement is amended and restated in its entirety as follows:

III.	EQUITABLE ADJUSTMENT TO CALENDAR YEAR MINIMUMS

The Parties shall negotiate and implement a fair and equitable adjustment to the Calendar Year Minimums, which adjustment shall be agreed to by the Parties and referenced in an amendment to this Exhibit III, if (a) the Parties amend the list of countries in the Territory in Section II of Exhibit II as permitted in this Agreement, provided, however, that the Calendar Year Minimums shall not be adjusted in the event the Parties agree on the launch dates for Australia, China, Belgium, Czech Republic, Denmark, Hungary, Poland, Russia, Saudi Arabia, Qatar, Oman, Egypt, Croatia and India; (b) if Insulet exercises its rights under Section 10.2 or 10.3; (c) if Insulet, pursuant to this Agreement, converts Distributor’s appointment as exclusive distributor to non-exclusive in any country(ies); (d) if Insulet, pursuant to this Agreement, selectively terminates Distributor’s appointment as distributor in any country(ies); or (e) if any of the following events occurs during the Term of this Agreement so as to impact sale quantities of Products in Germany, France, UK, Switzerland, The Netherlands, Sweden, Australia, China, Norway and/or Austria :

(i) an injunction based on Third Party patent infringement by the Products is issued and pending;

(ii) A Product Registration has been revoked, or an injunction or warning letter (or the like) based on regulatory problems with a Product is issued and pending in a country of the Territory;

(iii) a corrective or preventive action or a recall is requested or voluntarily performed;

(iv) Insulet materially breaches its obligations under Section 1.2;

(v) Insulet is in material breach of this Agreement;

(vi) deliveries of Products are delayed by Insulet by more than [******] days after the delivery date specified in the Order;

(vii) Insulet suspends shipments of Products in accordance with Section 5.1;

(viii) the number of PODs delivered per Customer decreases during the Term due to reasons in Insulet’s responsibility including, without limitation, new version of PODs containing more insulin;

Exhibit 10.3

(ix) a Force Majeure event prevents the supply, purchase, distribution, import, marketing or sale of Products under this Agreement;

(x) Despite Distributor’s commercially reasonable efforts, reimbursement for the Products has not been secured in France by [**********];

(xii) No Product Registration has been secured in China by [**********]; or

(xiii) the number of confirmed Pod failures experienced by Customers during any six month period is greater than [******] of the number of Pods delivered to Customers during such six month period.

Upon occurrence of an event listed in this Section III of Exhibit III and until the amendment to this Exhibit III containing the adjusted Calendar Year Minimums is in effect, the Calendar Year Minimums shall not apply.

Any equitable adjustment to the Calendar Year Minimum agreed to by the Parties shall be proportional to the share of the market in the Territory affected by the reason for the equitable adjustment. The share of the market in the Territory affected by the reason for the equitable adjustment shall be the greater of: (a) the actual market share during the most recent twelve months; and (b) the market share set forth in the most recent forecast pursuant to Section 4.3.

7.	All other terms and conditions of the Agreement not specifically amended or modified hereby will remain in full force and effect.

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Exhibit 10.3

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by a duly authorized representative effective as of the date set forth above.

Insulet Corporation		Ypsomed Distribution AG

By:	/s/ Brian Roberts	By:	/s/ Simon Michel
Name:	Brian Roberts	Name:	Simon Michel
Title:	Chief Financial Officer	Title:	Senior Vice President, Marketing & Sales

		By:	/s/ Niklaus Ramseier
		Name:	Niklaus Ramseier
		Title:	Senior Vice President, Finance/IT, CFO